Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies

7. Commitments and Contingencies

Office Facility Leases

The Company has various operating lease agreements which expire at various dates through June 2022. The terms of the lease agreements provide for rental payments on a graduated basis. The Company recognizes rent expense on a straight-line basis over the lease period.

Rental expense, principally for leased office space under operating lease commitments, was $1.9 million, $2.2 million and $2.5 million for the years ended December 31, 2011, 2012 and 2013, respectively, and $0.9 million (unaudited) and $1.9 million (unaudited) for the six months ended June 30, 2013 and 2014, respectively.

Future minimum lease payments under these leases as of June 30, 2014 were as follows:

(in thousands)
The remainder of 2014	$2,346
2015	3,646
2016	3,482
2017	2,939
2018	1,750
Thereafter	6,123

Total minimum lease payments	$20,286

Legal

In August 2011, Ameranth filed a patent infringement action against a number of defendants, including GrubHub Holdings Inc., in the U.S. District Court for the Southern District of California (the “Court”), Case No. 3:11-cv-1810 (“’1810 action”). In September 2011, Ameranth amended its complaint in the ’1810 action to also accuse Seamless North America, LLC of infringement. Ameranth alleged that the GrubHub Holdings Inc. and Seamless North America, LLC ordering systems, products and services infringe claims 12 and 15 of U.S. Patent No. 6,384,850 (“’850 patent”) and claims 11 and 15 of U.S. Patent No. 6,871,325 (“’325 patent”).

In March 2012, Ameranth initiated eight additional actions for infringement of a third, related patent, U.S. Patent No. 8,146,077 (“’077 patent”), in the same forum, including separate actions against GrubHub Holdings Inc., Case No. 3:12-cv-739 (“’739 action”), and Seamless North America, LLC, Case No. 3:12-cv-737 (“’737 action”). In August 2012, the Court severed the claims against GrubHub Holdings Inc. and Seamless North America, LLC in the ’1810 action and consolidated them with the ’739 action and the ’737 action, respectively. Later, the Court consolidated these separate cases against GrubHub Holdings Inc. and Seamless North America, LLC, along with the approximately 40 other cases Ameranth filed in the same district, with the original ’1810 action. In their answers, GrubHub Holdings Inc. and Seamless North America, LLC denied infringement and interposed various defenses, including non-infringement, invalidity, unenforceability and inequitable conduct.

On November 26, 2013, the consolidated case was stayed pending the disposition of petitions for post-grant review of all the patents in the suit. These petitions were filed in the United States Patent and Trademark Office (the “PTO”) under the new Transitional Program for Covered Business Method Patents (the “CBM proceedings”). The CBM proceedings resulted in a March 26, 2014 ruling denying defendants’ petitions on the claims most relevant to GrubHub Holdings Inc. and Seamless North America LLC. The consolidated case remains stayed.

No trial date has been set for this case. The Company believes this case lacks merit and that it has strong defenses to all of the infringement claims. The Company intends to defend the suit vigorously. However, the Company is unable to predict the likelihood of success of Ameranth’s infringement claims and is unable to predict the likelihood of success of its counterclaims. The Company has not recorded an accrual related to this lawsuit as of June 30, 2014, as it does not believe a material loss is probable. It is a reasonable possibility that a loss may be incurred; however, the possible range of loss is not estimable given the early stage of the dispute and the uncertainty as to whether the claims at issue are with or without merit, will be settled out of court, or will be determined in the Company’s favor, whether the Company may be required to expend significant management time and financial resources on the defense of such claims, and whether the Company will be able to recover any losses under its insurance policies.

In addition to the matters described above, from time to time, the Company is involved in various other legal proceedings arising from the normal course of business activities. As of June 30, 2014, the Company had reserved $0.6 million (unaudited) for such litigation.

Indemnification

In connection with the Merger, the Company agreed to indemnify Aramark Holdings for negative income tax consequences associated with the October 2012 spin-off of Seamless Holdings that are the result of certain actions taken by us, including our solicitation of acquirers to purchase us prior to October 29, 2014, and in certain other instances subject to a $15 million limitation. Management is not aware of any actions that would impact the indemnification obligation.

Restructuring

On November 20, 2013 the Company announced plans to close its Sandy, Utah office location in 2014. The Company recorded a restructuring accrual in the condensed consolidated balance sheets for severance and payroll related benefits as a result of the restructuring announcement. This amount represents the service vesting requirements for identified employees required to work through the expected closure date of the facility of December 31, 2014. The Company estimates total restructuring costs to be incurred will be approximately $1.2 million, including expense of $0.5 million (unaudited) to be recognized in the second half of 2014 related to the termination of the Sandy, Utah office lease agreement. Restructuring expense of $0.2 million and $0.5 million (unaudited) was recognized in general and administrative expenses in the condensed consolidated statements of operations for the year ended December 31, 2013 and the six months ended June 30, 2014, respectively.

The following tables summarize the Company’s restructuring activity during the year ended December 31, 2013 and the six months ended June 30, 2014:

(in thousands)
Restructuring reserve balance at December 31, 2012	$—
Restructuring expense	176
Cash payments	—

Restructuring reserve balance at December 31, 2013	$176
Restructuring expense*	492
Cash payments*	(190)

Restructuring reserve balance at June 30, 2014*	$478

*	Unaudited